UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2017

ALL SOFT GELS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-209325	81-0876714
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3904 West 3930 South, Salt Lake City, Utah 84128
(Address of principal executive offices)          (Zip Code)

(801)707-9026
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)     Dismissal of Independent Accountant.

On February 22, 2017, All Soft Gels, Inc. (the “Company”) dismissed KLJ & Associates, LLP as the Registrant’s independent registered public accounting firm through the hiring of M&K CPAS, PLLC, a certified public accounting firm. The Company’s Board of Directors subsequently ratified and approved the dismissal of KLJ & Associates, LLP as its independent registered public accounting firm effective as of February 22, 2017. KLJ & Associates, LLP was notified of its dismissal through the Company’s independent legal counsel Keith N. Hamilton-Attorney at Law, PLLC, in a letter dated February 23, 2017. As noted in the paragraph immediately below, the reports regarding the Company’s financial statements for the year ending December 31, 2016 have been and will be prepared by M&K CPAS, PLLC to meet all filing requirements by the March 31, 2017 deadlines set by the Securities and Exchange Commission. Prior to the filing of reports by M&K CPAS, PLLC with respect to the year ending December 31, 2016, the Company did not receive, have prepared or have filed concerning the Company any reports that contained an adverse opinion or disclaimer of opinion, nor were any such reports  qualified or modified as to uncertainty, audit scope, or accounting  principles.

During the years prior to, or the year ending December 31, 2016, the Company has not had any disagreements with KLJ & Associates, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

 (b)           Engagement of Independent Accountant.

The Board of Directors ratified the Company’s selection of M&K CPAS, PLLC, a certified public accounting firm, as the Company’s new independent registered public accounting firm for the fiscal years ending December 31, 2016.  The Company formally retained M&K CPAS, PLLC pursuant to an engagement letter dated January 26, 2017.

During the Company’s most recent fiscal years ended December 31, 2016, the Company did not consult with M&K CPAS, PLLC regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by M&K CPAS, PLLC on the Company’s financial statements.  Further, M&K CPAS, PLLC did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting or any matter being the subject of disagreement or “reportable event” or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

  (c)           Exhibits

16.1 Letter from KLJ & Associates to the Securities and Exchange Commission, dated February 27, 2017
16.2 Letter from Keith N. Hamilton-Attorney at Law, PLLC, dated February 23, 2017, to KLJ & Associates, LLP indicating the dismissal of KLJ & Associates, LLP.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from KLJ & Associates to the Securities and Exchange Commission, dated February 27, 2017.
16.2	Letter from Keith N. Hamilton-Attorney at Law, PLLC, dated February 23, 2017, to KLJ & Associates, LLP indicating the dismissal of KLJ & Associates, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

All Soft Gels, Inc.

Date: February 27, 2017	By:	/s/ Gene Nelson
Gene Nelson
President and Chief Executive Officer